UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

INTELLIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37766	36-4785571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Erie St, Suite 130

Cambridge, Massachusetts 02139

(Address of principal executive offices, including zip code)

(857) 285-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NTLA	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement.

On February 2, 2022 (the “Effective Date”), Intellia Therapeutics, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, RW Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of the Company (“Merger Sub”), Rewrite Therapeutics, Inc., a Delaware corporation (“Rewrite”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Rewrite Holders (as defined below). On the Effective Date, Merger Sub merged with and into Rewrite, with Rewrite surviving as a wholly-owned direct subsidiary of the Company (such transaction, the “Merger”).

Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, the Company will pay Rewrite’s former stockholders and optionholders (the “Rewrite Holders”) upfront consideration in an aggregate amount of approximately $45.0 million payable in cash, excluding customary purchase price adjustments. In addition, the Rewrite Holders will be eligible to receive up to an additional $155.0 million in milestone payments upon the achievement of certain pre-specified research and regulatory approval milestones, payable through a mixture of $130.0 million in cash and $25.0 million in shares of common stock, par value $0.0001 per share (“Common Stock”). Specifically, such shares of Common Stock shall be valued using the volume-weighted average price of Common Stock of the Company over the ten (10) consecutive trading day period ending on and including the trading day that is two (2) trading days immediately prior to the issuance of the consideration issued in connection with the applicable milestone (the “Milestone Stock Consideration”).

The Merger Agreement includes customary representations, warranties and covenants of Rewrite, the Company and the Merger Sub.

The foregoing description of the terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which will be filed with the Company’s Annual Report on Form 10-K for the period ended December 31, 2021.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, Rewrite or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in the Company’s periodic reports filed with the SEC, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Rewrite or any of their respective subsidiaries or affiliates.

Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Milestone Stock Consideration set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The Company may issue the Milestone Stock Consideration, when issuable, pursuant to the Merger Agreement in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

On February 3, 2022, the Company issued a press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, including without limitation, implied and express statements regarding Intellia’s beliefs and expectations regarding: its strategy, business plans and focus; its ability to quickly and efficiently realize the scope and potential of its genome editing technologies, including the technologies acquired in the Rewrite acquisition; the therapeutic value and development potential of CRISPR genome editing technologies and therapies, including the technologies acquired in the Rewrite acquisition; the expected strategic benefits of the Merger; the achievement of certain pre-specified research and regulatory approval milestones; and the potential filing of a registration statement to register the resale of the Milestone Stock Consideration, when issuable, pursuant to the Merger Agreement. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Each forward-looking statement in this Current Report on Form 8-K is based on management’s current expectations and beliefs and is subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by such forward-looking statement, including, without limitation, risks associated with: the risk that the research-stage technology acquired in the Rewrite acquisition will not be successfully developed or commercialized; and those other risks identified under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 as well as any subsequent filings the Company makes with the SEC. In addition, any forward-looking statement represents the Company’s views only as of the date such statement is made and should not be relied upon as representing its views as of any subsequent date. Except as required by applicable law, the Company explicitly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future developments or otherwise. No representations or warranties, expressed or implied, are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Intellia Therapeutics, Inc. on February 3, 2022, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIA THERAPEUTICS, INC.

Date: February 3, 2022	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President